                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)        August 12, 1999
                                                 ------------------------------

                        United Venture Capital Fund, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Colorado
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                 (State or other jurisdiction of incorporation)

               0-24029                                  84-1454125
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       (Commission File Number)               (IRS Employee Identification No.)

5619 DTC Parkway, 11th Floor, Englewood, CO                        80111
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code       (303) 267-0038
                                                  -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 12, 1999, the Registrant replaced Janet Loss, C.P.A., P.C. ("Ms. Loss"), with Ernst & Young LLP ("E&Y) as its independent auditor for the fiscal year ended March 31, 2000. The Registrant's Board of Directors asked for bids from independent auditors earlier this year and Ms. Loss decided not to submit a bid. Ms. Loss' report on the Registrant's financial statements for the fiscal year ended March 31, 1999 and for the period from June 17, 1997 (the Registrant's inception) through March 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles. From July 17, 1999 through March 31,1999 and during the subsequent interim period preceding the date of the change in independent auditor, there were no disagreements with Ms. Loss on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Ms. Loss has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that Ms. Loss agrees with the statements above. A copy of that letter is attached to this Current Report on Form 8-K as Exhibit
16.1. The decision to hire Ernst & Young LLP was approved by the Registrant's Board of Directors.

         During the past two fiscal years and the subsequent interim period preceding the date of the change in independent auditor, the Registrant has not consulted Ernst & Young LLP regarding: (i) the application of accounting principles to a completed or proposed transaction; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)      Financial Statements of Businesses Acquired:

                           Not required.

         (b)      Pro Forma Financial Information:

                           Not required.

         (c)      Exhibits:

                     Exhibit Number                     Description
                     --------------        -----------------------------------
                          16.1             Letter from Janet Loss, C.P.A., P.C.
                                           regarding Change in Certifying
                                           Accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               United Venture Capital Fund, Inc.
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                                                          (Registrant)

           Date: August 17, 1999     By:   /s/ ROBERT HAMPE
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                                           Robert Hampe
                                           Chief Financial Officer and Director